POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-274028    333-274029
Market Value Adjusted Individual Annuity Contracts Registration No.:
333-274030
Index-Linked Allocation Investment Options Registration Nos.:
    333-265370    333-265387        333-267462
Individual Contingent Deferred Annuity Contracts Registration No.:
333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-06701    333-37728    333-130989
    333-162673    333-162680    333-170466
    333-184541    333-184887    333-184888
    333-184890    333-192701    333-230983
    333-256965    333-256966    333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2023.

/s/ Dylan J. Tyson
    Dylan J. Tyson
    Director, President and Chief Executive Officer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-274028    333-274029
Market Value Adjusted Individual Annuity Contracts Registration No.:
333-274030
Index-Linked Allocation Investment Options Registration Nos.:
    333-265370    333-265387        333-267462
Individual Contingent Deferred Annuity Contracts Registration No.:
333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-06701    333-37728    333-130989
    333-162673    333-162680    333-170466
    333-184541    333-184887    333-184888
    333-184890    333-192701    333-230983
    333-256965    333-256966    333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2023.

/s/ Elizabeth K. Dietrich
    Elizabeth K. Dietrich
    Director, Chief Financial Officer,
    Chief Accounting Officer and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-274028    333-274029
Market Value Adjusted Individual Annuity Contracts Registration No.:
333-274030
Index-Linked Allocation Investment Options Registration Nos.:
    333-265370    333-265387        333-267462
Individual Contingent Deferred Annuity Contracts Registration No.:
333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-06701    333-37728    333-130989
    333-162673    333-162680    333-170466
    333-184541    333-184887    333-184888
    333-184890    333-192701    333-230983
    333-256965    333-256966    333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2023.

/s/ Markus Coombs
    Markus Coombs
    Director and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-274028    333-274029
Market Value Adjusted Individual Annuity Contracts Registration No.:
333-274030
Index-Linked Allocation Investment Options Registration Nos.:
    333-265370    333-265387        333-267462
Individual Contingent Deferred Annuity Contracts Registration No.:
333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-06701    333-37728    333-130989
    333-162673    333-162680    333-170466
    333-184541    333-184887    333-184888
    333-184890    333-192701    333-230983
    333-256965    333-256966    333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December 2023.

/s/ Alan M. Finkelstein
    Alan M. Finkelstein
    Director and Treasurer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-274028    333-274029
Market Value Adjusted Individual Annuity Contracts Registration No.:
333-274030
Index-Linked Allocation Investment Options Registration Nos.:
    333-265370    333-265387        333-267462
Individual Contingent Deferred Annuity Contracts Registration No.:
333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-06701    333-37728    333-130989
    333-162673    333-162680    333-170466
    333-184541    333-184887    333-184888
    333-184890    333-192701    333-230983
    333-256965    333-256966    333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of December 2023.

/s/ Scott E. Gaul
    Scott E. Gaul
    Director and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-274028    333-274029
Market Value Adjusted Individual Annuity Contracts Registration No.:
333-274030
Index-Linked Allocation Investment Options Registration Nos.:
    333-265370    333-265387        333-267462
Individual Contingent Deferred Annuity Contracts Registration No.:
333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-06701    333-37728    333-130989
    333-162673    333-162680    333-170466
    333-184541    333-184887    333-184888
    333-184890    333-192701    333-230983
    333-256965    333-256966    333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2023.

/s/ Bradley O. Harris
    Bradley O. Harris
    Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-274028    333-274029
Market Value Adjusted Individual Annuity Contracts Registration No.:
333-274030
Index-Linked Allocation Investment Options Registration Nos.:
    333-265370    333-265387        333-267462
Individual Contingent Deferred Annuity Contracts Registration No.:
333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-06701    333-37728    333-130989
    333-162673    333-162680    333-170466
    333-184541    333-184887    333-184888
    333-184890    333-192701    333-230983
    333-256965    333-256966    333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2023.

/s/ Salene Hitchcock-Gear
    Salene Hitchcock-Gear
    Director